UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2020

NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3560 Lenox Road, Suite 2000, Atlanta, Georgia		30326
(Address of principal executive offices)		(Zip Code)
(404) 760-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act: none.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On April 14, 2020, Novelis Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission to report the completion of the Company’s acquisition of Aleris Corporation (“Aleris”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated July 26, 2018, by and among the Company, Novelis Acquisitions LLC (“Merger Sub”), Aleris and OCM Opportunities ALS Holdings, L.P. The Merger Agreement provided for the merger of Merger Sub, an indirect wholly-owned subsidiary of the Company, with and into Aleris (the “Merger”).

This Current Report on Form 8-K/A amends the Initial Report to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4).

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Merger occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Merger.

This Current Report on Form 8-K/A should be read in connection with the Initial Report, which provides a more complete description of the Merger.

This Form 8-K/A (including the exhibits hereto) contains statements about future events and expectations, including intentions, beliefs, expectations or projections relating to the Merger, that constitute forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are based on beliefs and assumptions of the Company’s management, which in turn are based on currently available information. These statements are not guarantees of future performance and involve assumptions and risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed, implied, or forecasted in such forward-looking statements, and you should not place undue reliance on such statements. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things, the risks described in “Part I. Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, and its other filings with the SEC. The Company does not intend, and disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired
Aleris’ consolidated financial statements as of and for the year ended December 31, 2019, the related notes, the related report of independent registered public accounting firm thereon and management’s report on internal control over financial reporting for the year ended December 31, 2019 are incorporated by reference as Exhibit 99.1 hereto.

(b)Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of the Company giving effect to the Merger, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2020, the unaudited pro forma condensed combined statements of operations for the year ended March 31, 2020 and the related notes, is filed herewith as Exhibit 99.2 and included herein.

(c)Exhibits

Exhibit No.	Description
99.1
Aleris Corporation’s consolidated financial statements as of and for the year ended December 31, 2019, the related notes, the related Report of Independent Registered Public Accounting Firm thereon and management’s report on internal control over financial reporting for the year ended December 31, 2019 (incorporated by reference to Aleris’s Annual Report on Form 10-K (File No. 001-35499) for the year ended December 31, 2019, as filed with the SEC on March 18, 2020).

99.2
The unaudited pro forma condensed combined financial information of Novelis Inc., giving effect to the Merger, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended March 31, 2020 and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: June 30, 2020     By: /s/ Christopher Courts
Name: Christopher Courts
Title: Interim General Counsel, Corporate Secretary and Compliance Officer